NAVIGATOR TAXABLE INCOME FUNDS
     Legg Mason U.S. Government Intermediate-Term Portfolio
          Legg Mason Investment Grade Income Portfolio
                Legg Mason High Yield Portfolio

         Supplement to the Prospectus dated May 1, 1996

Under the section entitled "Expenses," page 3, footnote A is revised to read:

A The expense ratio at December 31, 1995 for Navigator Shares of Government Intermediate and Investment Grade would have been 0.74% and 0.88%, respectively, had the Funds' Manager not agreed to waive management fees and reimburse other expenses. The reimbursement agreement, wherein the Manager has agreed to continue to waive fees and/or assume other expenses to the extent the expenses attributable to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 0.50% of average daily net assets for such month, will remain in effect until the earlier of December 31, 1997, or, with respect to Government Intermediate, until its net assets reach $400 million and, with respect to Investment Grade, until its net assets reach $100 million, and unless extended will terminate on that date. If Government Intermediate's assets total $400 million before December 31, 1997, the Manager has agreed not to increase this "cap" by more than 10 basis points. The Manager does not anticipate that Government Intermediate's assets will total $400 million before December 31, 1997, although there can be no assurance that this will be the case.

Under the section entitled "Manager," page 22, the first and second sentences of the second paragraph are revised to read:

     The Manager has agreed that until December 31, 1997 or when Government Intermediate reaches net assets of $400 million, whichever occurs first, it will continue to reimburse fees and/or assume other expenses to the extent the Fund's expenses relating to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 0.50% of the Fund's average daily net assets for such month. If the Fund's assets total $400 million before December 31, 1997, the Manager has agreed not to increase this "cap" by more than 10 basis points. The Manager does not anticipate that the Fund's assets will total $400 million before December 31, 1997, although there can be no assurance that this will be the case. The Manager has also agreed that until December 31, 1997 or when Investment Grade reaches net assets of $100 million, whichever occurs first, it will continue to reimburse fees and/or assume other expenses to the extent the Fund's expenses relating to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 0.50% of the Fund's average daily net assets for such month.

Under the section entitled "Investment Adviser," page 23, the third sentence of the first paragraph is revised to read:

For these services, the Manager (not the Fund) pays the Adviser a fee, computed daily and payable, at an annual rate equal to: 0.20% of Government Intermediate's average daily net assets, not to exceed the fee paid to the Manager; 40% of the fee received by the Manager, or 0.24% of Investment Grade's average daily net assets; and 77% of the fee received by the Manager, or 0.50% of High Yield's average daily net assets.





                                               November 27, 1996

                THE LEGG MASON INCOME TRUST, INC.:
          U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
                   INVESTMENT GRADE PORTFOLIO
                      HIGH YIELD PORTFOLIO
             (Primary Shares and Navigator Shares)
                              AND
             U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Supplement to the Statement of Additional Information dated May 1, 1996

The following information is inserted on page 53 in the section entitled "Management Agreement" (which begins on page 51):

     The current expense limits for both Primary Shares and Navigator Shares of the Government Intermediate and Investment Grade Portfolios have been extended to December 31, 1997. In addition, if Government Intermediate's assets total $400 million before December 31, 1997, the Manager has agreed not to increase this "cap" by more than 10 basis points. The Manager does not anticipate that Government Intermediate's assets will total $400 million before December 31, 1997, although there can be no assurance that this will be the case.

The following information is inserted in the section entitled "Investment Advisory Agreement," page 54:

     For the Adviser's services to Government Intermediate, the Manager (not the
Fund) pays the Adviser a fee, computed daily and payable monthly, at an annual rate equal to 0.20% of the Fund's average daily net assets, not to exceed the fee paid to the Manager.


                                                November 27, 1996